                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-KA

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): December 2, 1997


                               IMN FINANCIAL CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                   2-72849               11-2558192
--------------------------------------------------------------------------------
 (State or Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)             File Number)           Identification
                                                               Number)

           520 Broad Hollow Road,  Melville, New York             11746
--------------------------------------------------------------------------------
            (Address of Principal Executive Offices)            (Zip Code)

       Registrant's telephone number, including area code: (516) 844-9805

Item 2. Acquisition or Disposition of Assets

      (a)(i) On December 2, 1997, the Registrant and American National Mortgage Corp. ("ANM") executed and delivered a stock purchase agreement (the "Agreement") pursuant to which the registrant agreed to acquire from ANM 100% of the issued and outstanding shares of capital stock.

      (ii) The amount and source of consideration used by the Registrant was:
1)at the closing, one million five hundred thousand dollars ($1,500,000) worth of the Registrant's common stock, valued at three dollars twenty five cents ($3.25), subject to Rule 144, in the name of Kenneth Barash (the Principal of ANM); 2) on January 2, 1998, a check payable to the Principal in the amount of one hundred thousand dollars ($100,000); 3) eight (8) monthly checks in the amount of sixteen thousand two hundred fifty dollars ($16,250) each, starting one (1) month after the Closing Date, and continue until eight (8) months after the Closing Date; 4) for a period of eighteen (18) months after the Closing Date, up to one million five hundred thousand dollars worth of the Registrant's common stock, (valued at three dollars twenty five cents ($3.25), based upon a goal of average cumulative quarterly mortgage closings of thirty million ($30,000,000) per quarter for operations under the Principal's control.

      (iii) The principle followed in determining the amount of such consideration was based upon negotiation of the parties.

      (b) The assets acquired by the Registrant were 100% of the issued and outstanding capital stock of ANM. The business of ANM is mortgage banking. The Registrant expects that ANM will remain a subsidiary of the registrant and that ANM's business will continue in a manner in which it was conducted prior to the acquisition.

      (C) On January 23rd, 1998, paragraph 1.3(ii) of the agreement was amended as to the $100,000 payment to the Principal. The $100,000 sum is to be paid in six (6) checks in the amount of $15,000, and one (1) check for $10,000, payable in monthly installments starting February 15, 1998 and August 15, 1998.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

            (a) Financial statements of the businesses acquired

            (b) Pro forma financial information

            (C) Exhibits

                  (1) The December 31, 1996 pro forma financial statements of
            IMN Financial Corp. (incorporated by reference to the Registrant's Form 8-KA, dated May 5, 1997.)

                  (2) Stock Purchase agreement between the Registrant and ANM dated December 2, 1997 (incorporated by reference to the Registrant's Form 8-K, dated December 2, 1997).

                  (3) The September 30, 1997 financial statements of IMN
            Financial Corp. (incorporated by reference to Registrant's Form 10Q, dated November 17, 1997)

                  (4) January 23, 1998 amendment to the Stock Purchase
            Agreement, originally dated December 2, 1997.

                               IMN FINANCIAL CORP.

                PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)

      The following pro forma condensed combined balance sheet as of September 30, 1997, and the pro forma condensed combined statement of income for the year ended December 31, 1996 and for the nine months ended September 30, 1997 give effect to the acquisition of 100% of the outstanding common shares of American National Mortgage Corp. ("ANMC") by IMN Financial Corp. ("IMN"). The pro forma information is based on the historical financial statements of IMN and ANMC giving effect to the transaction under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The IMN statement of income for the year ended December 31, 1996 is the pro forma statement presented as reflected in the Registrant's Form 8K, dated May 5, 1997. The IMN statement of income for the nine months ended September 30, 1997 is the pro forma statement presented as reflected in the Registrant's Form 10Q dated November 17, 1997.

      The pro forma financial statements have been prepared by IMN management based upon the financial statements of ANMC included elsewhere herein. These pro forma financial statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the audited financial statements and notes of IMN and ANMC contained elsewhere herein.

                               IMN FINANCIAL CORP.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               SEPTEMBER 30, 1997

                                     ASSETS

                                    IMN              ANMC          Pro Forma            Pro Forma
                                (Historical)     (Historical)     Adjustments           Combined
                                ------------     -------------    ------------        -------------
Cash                            $    725,620     $     289,743    $   (100,000) (1)   $     915,363
Mortgage inventory                23,170,998        11,652,391                           34,823,389
Points and fees receivable           671,113           443,902                            1,115,015
Subscription receivable            4,894,488                                              4,894,488
Other current receivables            477,916                                                477,916
Marketable securities              5,000,000                                              5,000,000
Investments                          660,293                                                660,293
Prepaid expenses                   2,142,222                                              2,142,222
Property and equipment-net           989,613           211,573                            1,201,186
Mortgage receivable                2,290,574                                              2,290,574
Intangible assets-net                                                5,657,874  (2)
                                   2,155,735                          (660,086) (3)       7,153,523
Other assets                          91,869            29,669                              121,538
Investment in ANMC                                                   3,230,000  (1)
                                           0                        (3,230,000) (2)               0
                                ------------     -------------    ------------        -------------

Total assets                    $ 43,270,441     $  12,627,278    $  4,897,788        $  60,795,507
                                ============     =============    ============        =============

         See Notes to Pro forma Condensed Combined Financial Statements.

                               IMN FINANCIAL CORP.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               SEPTEMBER 30, 1997

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                    IMN              ANMC           Pro Forma           Pro Forma
                                (Historical)     (Historical)      Adjustments          Combined
                                ------------     -------------    -------------       -------------
Liabilities
  Accounts payable and
    accrued expenses            $  2,405,325     $     460,940                         $  2,866,265
  Warehouse lines of credit       22,563,966        11,426,579                           33,990,545
  Notes payable                            0                 0          130,000   (1)       130,000
  Borrowers escrow funds             306,930           266,413                              573,343
  Capital lease obligations          330,740                 0                              330,740
  Due to related party             2,504,488                 0                            2,504,488
  Deferred income                    348,259            62,683                              410,942
  Deferred income taxes                    0             9,600        2,828,937   (2)     2,838,537
  Other liabilities                      966                 0                                  966
                                ------------     -------------    -------------       -------------
    Total Liabilities             28,460,674        12,226,215        2,958,937          43,645,826

Stockholders' Equity
  Preferred stock-authorized
    5,000,000 shares, $.0001
    per share                              0                 0                                    0
  Common stock-authorized
    45,000,000 shares,
    $.0001 per share, the
    proforma number of
    shares outstanding at
    September 30, 1997 was                                                   92   (1)
    24,880,994                         2,396             1,000           (1,000)  (2)         2,488

                                                                      2,999,908   (1)
  Additional paid in capital      14,715,858           371,500         (371,500)  (2)    17,715,766

                                                                       (660,086)  (3)
  Retained earnings                   91,513           (69,779)          69,779   (2)      (568,573)
  Subordinated Debt                        0            98,342          (98,342)  (2)             0
                                ------------     -------------    -------------       -------------

Total Stockholders' Equity        14,809,767           401,063        1,938,851          17,149,681
                                ------------     -------------    -------------       -------------

Total Liabilities and
  Stockholders' Equity          $ 43,270,441     $  12,627,278    $   4,897,788       $  60,795,507
                                ============     =============    =============       =============

         See Notes to Pro forma Condensed Combined Financial Statements.

                               IMN FINANCIAL CORP.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                    FOR THE INTERIM PERIOD SEPTEMBER 30, 1997

                                      IMN
                                   (Per Pro
                                  Forma 10Q -          ANMC           Pro Forma         Pro Forma
                                   9/30/97)        (Historical)      Adjustments        Combined
                                 -------------    --------------    -------------     -------------
Operating Income
  Points, Fees and
      Premium Income             $   6,757,052    $   3,401,099     $           0     $  10,158,151
  Interest Income                      702,909           456,687                0         1,159,596
                                 -------------    --------------    -------------     -------------

    Total Operating Income           7,459,961         3,857,786                0        11,317,747
                                 -------------    --------------    -------------     -------------

Operating Expenses
  Field and Direct Expenses          2,243,605         2,705,113                0         4,948,718
  Interest Expenses                    693,035           429,122                0         1,122,157
                                 -------------    --------------    -------------     -------------

   Total Operating Expenses          2,936,640         3,134,235                0         6,070,875
                                 -------------    --------------    -------------     -------------

Gross Profit                         4,523,321           723,551                0         5,246,872

General and Administrative
    Expenses                         4,414,515         1,122,615          282,894         5,820,024
                                 -------------    --------------    -------------     -------------

Income (Loss) from Operations          108,806          (399,064)        (282,894)         (573,152)

Other Income (Expenses)                      0                 0                0                 0
                                 -------------    --------------    -------------     -------------

Income (Loss) before Provision
    for Income Taxes                   108,806          (399,064)        (282,894)         (573,152)

Provision for Income Taxes                   0                 0                0                 0
                                 -------------    --------------    -------------     -------------

Net Income (Loss)                $     108,806    $     (399,064)   $    (282,894)    $    (573,152)
                                 =============    ==============    =============     =============

Weighted Average Number of
    Shares Outstanding                                                                   23,274,319
                                                                                      =============

Net Income per Share (Basic)                                                                -0.0246
                                                                                      =============

Net Income per Share (Diluted)                                                              -0.0246
                                                                                      =============

         See Notes to Pro forma Condensed Combined Financial Statements.

                               IMN FINANCIAL CORP.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                      IMN
                                   (Per Pro
                                  Forma 8K -           ANMC           Pro Forma         Pro Forma
                                    5/5/97)        (Historical)      Adjustments        Combined
                                 -------------    --------------    -------------     -------------
Operating Income
  Points, Fees and
      Premium Income             $   5,554,241    $    5,253,396    $           0     $  10,807,637
  Interest Income                      440,890           505,908                0           946,798
                                 -------------    --------------    -------------     -------------

    Total Operating Income           5,995,131         5,759,304                0        11,754,435
                                 -------------    --------------    -------------     -------------

Operating Expenses
  Field and Direct Expenses          3,375,700         2,358,226                0         5,733,926
  Interest Expenses                    542,781           502,576                0         1,045,357
                                 -------------    --------------    -------------     -------------

   Total Operating Expenses          3,918,481         2,860,802                0         6,779,283
                                 -------------    --------------    -------------     -------------

Gross Profit                         2,076,650         2,898,502                0         4,975,152

General and Administrative
    Expenses                         2,876,176         2,743,222          377,192         5,996,590
                                 -------------    --------------    -------------     -------------

Income (Loss) from Operations         (799,526)          155,280         (377,192)       (1,021,438)

Other Income (Expenses)
  Interest expense                      (3,677)                0                0            (3,677)
  Gain on Sale of Subsidiaries         856,232                 0                0           856,232

                                 -------------    --------------    -------------     -------------

Income (Loss) before Provision
    for Income Taxes                    53,029           155,280         (377,192)         (168,883)

Provision for Income Taxes              (8,642)           (5,400)               0           (14,042)
                                 -------------    --------------    -------------     -------------

Net Income (Loss)                $      44,387    $      149,880    $    (377,192)    $    (182,925)
                                 =============    ==============    =============     =============

Weighted Average Number of
    Shares Outstanding                                                                   22,209,077
                                                                                      =============

Net Income per Share (Basic)                                                                -0.0082
                                                                                      =============

Net Income per Share (Diluted)                                                              -0.0082
                                                                                      =============

         See Notes to Pro forma Condensed Combined Financial Statements.

                               IMN FINANCIAL CORP.

           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

      On December 2, 1997, IMN acquired 100% of the outstanding common stock of ANMC for a total consideration of $3,230,000. The pro forma financial statements combine the assets and liabilities of the two companies at September 30, 1997 and their results of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997. In combining the entities, the following pro forma adjustments have been made.

      (1) Reflects the acquisition of ANMC as follows:

      Cash                                            $    100,000
      Note payable                                         130,000
      Issuance of common stock
         923,076 shares @ $.0001 per share                      92
         Additional paid in capital                      2,999,908
                                                      ------------

          Total consideration                         $  3,230,000
                                                      ============

      (2) To eliminate the Investment in ANMC.


      Goodwill                                        $  5,657,874
      Deferred income taxes                             (2,828,937)
      Common stock                                           1,000
      Additional paid in capital                           371,500
      Retained earnings                                    (69,779)
      Subordinated debt                                     98,342
                                                      ------------

          Total Investment in ANMC                    $  3,230,000
                                                      ============

      (3) For purposes of presenting the pro forma condensed combined statement of income, the following adjustment (which is expected to be recurring) has been made:

                                        Nine Months          Year
                                           Ended             Ended
                                          9/30/97          12/31/96
                                       -------------     -------------
Increase (decrease) in income:
  Amortization of goodwill (15 yrs.)   $    (282,984)    $    (377,192)
                                       =============     =============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                IMN FINANCIAL CORP.
                                (Registrant)


                          ------------------------------------
                                By: s/Edward Capuano
                                    Edward Capuano,
                                     President and Principal
                                     Executive Officer and
                                     Principal Financial Officer

     Dated: January 23, 1998

AMERICAN NATIONAL MORTGAGE CORP.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

INDEPENDENT AUDITORS' REPORT                                                  1

FINANCIAL STATEMENTS FOR THE YEAR ENDED
    DECEMBER 31, 1996:

      Balance Sheet                                                           2

      Statement of Income and Retained Earnings                               3

      Statement of Cash Flows                                                 4

      Notes to Financial Statements                                          5-7

INDEPENDENT AUDITORS' REPORT ON ADDITIONAL INFORMATION                        8

ADDITIONAL INFORMATION:

      Schedule of General and Administrative Expenses                         9

                                                   Caruso
                                                    Company P.C.
                                                    Certified Public Accountants

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
American National Mortgage Corp.
Totowa, New Jersey

We have audited the accompanying balance sheet of American National Mortgage Corp. as of December 31, 1996 and the related statements of income and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American National Mortgage Corp. as of December 31, 1996, and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.

                                 Caruso & Company P.C.

March 19, 1997

                                                            51 Mt. Bethel Road
                                                            Warren, NJ 07059

                                                            Tel (908) 668-5100
                                                            Fax (908) 668-5203

AMERICAN NATIONAL MORTGAGE CORP.

BALANCE SHEET
DECEMBER 31. 1996
--------------------------------------------------------------------------------

ASSETS

Cash and cash equivalents                                          $   107,898
Cash held in trust                                                     932,388
Marketable securities                                                   63,138
Mortgage loans held for sale                                         8,377,362
Mortgage fees receivable                                               388,544
Prepaid expenses and other assets                                          398
Property and equipment, net                                            215,281
                                                                  ------------
                                                                  $ 10,085,009
                                                                  ============

LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
     Warehouse loans payable                                      $  7,850,224
     Accounts payable and accrued expenses                             404,043
     Mortgage fees collected not earned                                 41,475
     Mortgage proceeds held in escrow                                  938,713
     Income taxes payable                                                5,800
     Loan payable - stockholder                                        142,970
                                                                  ------------
         Total liabilities                                           9,383,225
                                                                  ============

STOCKHOLDER'S EQUITY:

     Capital stock at no par value;
       2,500 shares authorized;
       100 shares issued and outstanding                                 l,000
     Additional paid-in capital                                        371,500
     Retained earnings                                                 329,284
                                                                  ------------
                                                                       701,784
                                                                  ------------
                                                                  $ 10,085,009
                                                                  ============


See notes to financial statements.

AMERICAN NATIONAL MORTGAGE CORP.

STATEMENT OF INCOME AND RETAINED EARNINGS
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

REVENUES:
    Loan origination                                              $  5,253,396
    Interest income                                                    505,908
                                                                  ------------
      Total revenues                                                 5,759,304
                                                                  ------------
EXPENSES:
    General and administrative expenses                              5,066,785
    Depreciation                                                        34,663
    Interest                                                           502,576
                                                                  ------------
      Total expenses                                                 5,604,024
                                                                  ------------

INCOME BEFORE NCOME TAXES                                              155,280

STATE INCOME TAXES                                                       5,400
                                                                  ------------

NET INCOME                                                             149,880

RETAINED EARNINGS, BEGINNING OF YEAR                                   179,404
                                                                  ------------

RETAINED EARNINGS, END OF YEAR                                    $    329,284
                                                                  ============

See notes to financial statements.

AMERICAN NATIONAL MORTGAGE CORP.

STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                                   $      149,880
                                                                 --------------
    Adjustments to reconcile net income to net cash
       used in operating activities:
       Depreciation                                                      34,663
    Changes in assets and liabilities:                                 (846,438)
       (Increase) in cash held in trust                              (6,108,795)
       (Increase) in mortgage loans held for sale                      (247,281)
       (Increase) in mortgage fees receivable                            30,327
       Decrease in prepaid expenses and other assets                      3,537
       Decrease in deposits                                                 400
       Decrease in deferred income taxes                                229,002
       Increase in accounts payable and accrued expenses                 35,750
       Increase in mortgage fees collected not earned                   876,409
       Increase in mortgage proceeds held in escrow                       2,300
       Increase in income taxes payable                          --------------

             Net cash used in operating activities                   (5,840,246)
                                                                 --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchases of equipment                                              (13,707)
    Net purchases of marketable securities                              (10,784)
                                                                 --------------
       Net cash used in investing activities                            (24,491)
                                                                 --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Borrowings on warehouse loans, net                                5,653,0ll
    Loan from stockholder                                               142,970
                                                                 --------------
       Net cash provided by financing activities                      5,795,981
                                                                 --------------
NET DECREASE IN CASH AND CASH EQUIVALENTS                               (68,756)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                            176,654
                                                                 --------------
CASH AND CASH EQUIVALENTS, END OF YEAR                           $      107,898
                                                                 ==============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
       Cash paid during the year for:
         Interest                                                $      444,451
                                                                 ==============
         Income taxes                                            $        1,463
                                                                 ==============

See notes to financial statements.

AMERICAN NATIONAL MORTGAGE CORP.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

1.   GENERAL

     Nature of Operation - American National Mortgage Corp. (the Company) is engaged in the business of mortgage banking. The Company is licensed to do business in eight states, primarily in the Eastern United States.

     Use of Estimates in the Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Mortgage Loans Held For Sale - Mortgage loans are collateralized by first mortgages on single family and other residential property and are carried at the lower of cost or market value. Generally, mortgage loans are committed for sale at closing. Revenue from the disposition of closed mortgage loans is recognized when the mortgage loans are committed to a permanent investor. Accordingly, mortgage loans held for sale are carried at the commitment price which approximates fair value.

     Marketable Securities - All of the Company's investments in marketable securities have been classified as available for sale. As a result, these investments are stated at fair value: Fair values are based on publicly quoted market prices.

     Equipment - Equipment is recorded at cost. Depreciation is recorded using the straight-line method over the estimated useful lives of the assets. Repairs and maintenance are charged to expense as incurred.

     Income Taxes - The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the stockholder is liable for Federal income taxes on the Company's income or loss. The Company may be subject to state income tax based on the tax codes in the various states in which the Company conducts business.

     Deferred income taxes result from temporary differences in reporting income for financial statement and tax basis, primarily arising from differences in depreciation of assets and the use of the cash basis method of accounting, whereby income is recognized when received and expenses are recognized when paid.

     Cash and Cash Equivalents - Cash equivalents consist of highly liquid investments with a maturity of three months or less when purchased. Cash and cash equivalents are stated at cost plus accrued Interest, which approximates market.

3.   EQUIPMENT

     Furniture and fixtures                                      $   34,505
     Office equipment                                               275,224
     Transportation equipment                                        25,800
                                                                 ----------
                                                                    335,529

     Less accumulated depreciation                                  120,248
                                                                 ----------
     Equipment, net                                              $  215,281
                                                                 ==========

4.   WAREHOUSE LOANS PAYABLE

     The Company has warehouse lines of credit agreements with its lenders totaling $23,000,000. Under the terms of the agreements, which expire through July 24, 1997, amounts borrowed bear interest at the lender's prime rate to the lender's prime rate plus 1% and at the commercial paper rate plus 2.6%. Borrowings at December 31, 1996 were $7,850,224. These warehousing agreements are collateralized by mortgage loans held for sale of $8,377,362 at December 31, 1996 and the personal guarantee of the Company's stockholder.

     Under the terms of one of the warehousing agreements, the Company is required to satisfy certain financial tests including an adjusted net worth and leverage ratio, as defined. At December 31, 1996, the Company was not in compliance with one of its tangible net worth requirements. The lender has waived compliance with such covenant through April 30, 1997, and has agreed to amend the terms of the agreement to include the subordination of the loan payable - stockholder.

5.   STATE INCOME TAXES

     Current income taxes                                        $    5,800
     Deferred income taxes                                             (400)
                                                                 ----------
                                                                 $    5,400
                                                                 ==========

     The income tax benefit differs from the statutory tax rates primarily due to the reversal of federal and state deferred income taxes which are no longer payable by the Company as a result of an election by the Shareholder to be taxed as an S corporation for federal and state tax purposes. The deferred taxes are primarily attributable to the use of the cash basis of accounting for income tax purposes and the tax basis depreciation expense on equipment in excess of financial statement expenses.

6.   LOAN PAYABLE - STOCKHOLDER

     During 1996, the Company's stockholder loaned $142,970 to the Company. The Company has not established any repayment terms with respect to the loan.

7.   RETIREMENT PLAN

     In 1996, the Company established a 401(k) profit sharing plan which covers all employees. The Company may make profit sharing contributions at the discretion of the Board of Directors. There were no profit sharing contributions for the year ended December 31, 1996.

8.   COMMITMENTS

     The Company leases office space under month-to-month arrangements. The monthly lease payments include utilities and common area costs.

9.   CONCENTRATIONS OF CASH

     The Company maintains cash in major banks. At December 3l, 1996, 96% of the Company's cash was deposited in one bank.

                                                  Caruso
                                                   Company p.c.
                                                   Certified Public Accountants

INDEPENDENT AUDITORS' REPORT ON ADDITIONAL INFORMATION

To the Board of Directors
American National Mortgage Corp.
Totowa, New Jersey

We have audited the financial statements of American National Mortgage Corp. for the year ended December 31, 1996 and our report thereon appears on Page 1. Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information listed in the foregoing table of contents is presented for the purposes of additional analysis and is not a required part of the financial statements. The additional information is the responsibility of the Company's management Such additional information has been subjected to the auditing procedures applied in our audit of the basic financial statements and, in our opinion, is fairly stated in all material respects when considered In relation to the basic financial statements taken as a whole.

                                              Caruso & Company P.C.

March 19, 1997

                                                       51 Mt. Bethel Road
                                                       Warren, NJ 07059

                                                       Tel (908) 668-5100
                                                       Fax (908) 668-5203

AMERICAN NATIONAL MORTGAGE CORP.

SCHEDULE OF GENERAL AND ADMINISTRATIVE EXPENSES
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

Independent originators salaries and fees                         $ 1,668,525
Office salaries                                                     1,004,392
Mortgage processing fees and costs                                    643,811
Officers salaries                                                     313,068
Rent and utilities                                                    246,685

Payroll taxes                                                         243,177
Telephone                                                             129,275
Advertising                                                           112,909
Professional fees                                                     101,877
Office expense                                                         97,026

Travel and entertainment                                               89,679
Insurance                                                              69,412
Messenger fees                                                         61,475
Miscellaneous                                                          49,269
Printing                                                               49,078

Equipment leases                                                       46,717
Broker fees                                                            43,475
Repairs and maintenance                                                36,750
Licenses and fees                                                      24,750
Postage                                                                21,101

Temporary services                                                      8,104
Warehouse fees                                                          2,415
Conventions                                                             2,050
Computer consultant                                                     1,855
                                                                   ----------
                                                                   $5,066,785
                                                                   ==========

                                                  Caruso &
                                                   Company P.C.


                        AMERICAN NATIONAL MORTGAGE CORP.

                            FINANCIAL STAEMENTS AND
                            SUPPLEMENTAL INFORMATION

                               FOR THE YEAR ENDED
                                DECMBER 31, 1995

                        AMERICAN NATIONAL MORTGAGE CORP.
                      FOR THE YEAR ENDED DECEMBER 3l, 1995

                                TABLE OF CONTENTS

                                                                            Page

INDEPENDENT AUDITORS' REPORT                                                 1

FINANCIAL STATEMENTS:

     Balance sheet                                                           2

     Statement of income and retained earnings                               3

     Statement of cash flows                                               4 - 5

     Notes to financial statements                                         6 - 8


SUPPLEMENTAL INFORMATION:

     Supplemental information as required by
     Chapter 7 of the consolidated audit
     guide for audits of HUD programs                                       9

                                                  Caruso
                                                   Company P.C.
                                                   Certified Public Accountants

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors
American National Mortgage Corp.

We have audited the accompanying balance sheet of American National Mortgage Corp. (the "Company") as of December 31, 1995 and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American National Mortgage Corp. as of December 31, 1995, and the results of their operations and cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U. S. Department of Housing and Urban Development, we have also issued a report dated May 1, 1996, on our consideration of the Company's internal control structure and a report dated May 1, 1996, on the Company's compliance with specific requirements applicable to major HUD programs.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on page 9 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Company. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                           /s/ Caruso & Company P.C.

                                           Certified Public Accountant

May 1, 1996

                                                       51 Mt. Bethel Road
                                                       Warren, NJ 07059
                                                       Tel (908) 668-5100
                                                       Fax (908) 668-5203

                        AMERICAN NATIONAL MORTGAGE CORP.

                                  BALANCE SHEET

                                DECEMBER 31, 1995

                                     ASSETS

Assets:

     Cash and cash equivalents                                     $   176,654
     Cash held in trust                                                 85,950
     Marketable securities                                              52,354
     Mortgage loans held for sale                                    2,268,567
     Mortgage fees receivable                                          141,263
     Prepaid income taxes                                               22,000
     Prepaid expenses                                                   30,625
     Property and equipment, at cost,
       net of depreciation of $85,585                                  236,237
     Deposits                                                            3,537
                                                                   -----------
       Total assets                                                $ 3,017,187
                                                                   ===========

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

     Warehouse loans payable, bank                                 $ 2,197,213
     Accounts payable and accrued expenses                             175,041
     Mortgage fees collected not earned                                  5,725
     Mortgage proceeds held in escrow                                   62,304
     Income taxes payable                                               21,500
     Deferred income taxes                                               3,500
     Commitments                                                         --
                                                                   -----------
         Total liabilities                                           2,465,283
                                                                   -----------

Stockholder's equity:
     Capital stock at no par value;
       2,500 shares authorized;
      100 shares issued and outstanding                                   1,000
    Additional paid-in capital                                          371,500
    Retained earnings                                                   179,404
                                                                    -----------
    Total stockholder's equity                                          551,904
                                                                    -----------
    Total liabilities and stockholder's
      equity                                                        $ 3,017,187
                                                                    ===========

                            See accompanying notes.

                        AMERICAN NATIONAL MORTGAGE CORP.

                    STATEMENT OF INCOME AND RETAINED EARNINGS

                      FOR THE YEAR ENDED DECEMBER 31, 1995

Revenues                                                            $ 1,469,966
                                                                    -----------

Operating Costs and Expenses:

    General and administrative expenses                               1,387,498
    Depreciation                                                         31,858
                                                                    -----------
       Total operating costs and expenses
                                                                      1,419,356
Income from operations
                                                                         50,610
Interest and dividend income
Gain on sale of securities                                              133,951
Interest expense                                                         11,956
                                                                       (138,520)
                                                                    -----------

Income before income taxes                                               57,997

Income tax provision                                                     16,900
                                                                    -----------
Net income
                                                                         41,097
Retained earnings -  beginning
                                                                        138,307
                                                                    -----------

Retained earnings - ending                                          $   179,404
                                                                    ===========

                            See accompanying notes.

                        AMERICAN NATIONAL MORTGAGE CORP.

                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1995

Cash flows from operating activities:

     Fee receipts                                                   $ 1,366,504

     Interest receipts                                                  147,748

     Salaries and wages                                                (904,242)

     Processing fees and costs                                          (91,358)

     Other administrative costs                                        (300,838)

     Interest paid                                                     (124,543)

     Income taxes paid                                                  (11,000)

     Other                                                              (68,257)
                                                                    -----------

       Net cash provided by
         operating activities                                            14,014
                                                                    -----------

Cash flows from investing activities:

     Purchases of property and equipment                                (26,728)

     Sales and write down of marketable                                 157,131
       securities                                                  ------------

       Net cash provided by
         investing activities                                           130,403
                                                                    -----------

       Net increase in cash                                             144,417
         and cash equivalents

       Cash and cash equivalents at
         beginning of the year                                           32,237
                                                                    -----------

       Cash and cash equivalents
         at end of the year                                         $   176,654
                                                                    ===========

                             See accompanying notes.

                        AMERICAN NATIONAL MORTGAGE CORP.

                             STATEMENT OF CASH FLOWS

                                   (continued)

Reconciliation of net income to net cash provided by operating activities:

     Net income                                                    $   41,097

     Adjustments to reconcile net income to
     net cash provided by operating
     activities:

       Depreciation                                                    31,858

       Changes in assets and liabilities:

       (Increase) in cash held in trust                               (54,140)

       (Increase) in mortgage loans held                           (1,395,006)
         for sale

       (Increase) in mortgage fees                                    (96,499)
         receivable

       (Increase) in prepaid income taxes                              (6,000)

       (Increase) in prepaid expenses                                 (30,625)

       Decrease in deposits                                             2,355

       Increase in warehouse loans                                  1,350,988
         payable, bank

       Increase in accounts payable                                   135,148
         and accrued expenses

       (Decrease) in mortgage fees                                     (6,963)
         collected not earned

       Increase in mortgage proceeds held                              29,901
         in escrow

       Increase in income taxes payable                                21,500

       (Decrease) in deferred income taxes                             (9,600)
                                                                   ----------

       Net cash provided by
         operating activities                                      $   14,014
                                                                   ==========

                             See accompanying notes.

                        AMERICAN NATIONAL MORTGAGE CORP.
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

1.   Summary of Significant Accounting Policies

     Nature of Operation

     American National Mortgage Corp. (the Company) is engaged in the business of mortgage banking. The Company is licensed to do business in New Jersey, New York, Pennsylvania, Florida and Ohio.

     Use of Estimates in the Financial Statements

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     Cash and Cash Equi1ivalents

     Cash equivalents consist of highly liquid investments with a maturity of three months or less when purchased. Cash and cash equivalents are stated at cost plus accrued interest, which approximates market.

     Marketable Securities

     Marketable securities are stated at the lower of fair market value or cost.

     Mortgage Loans Held For Sale

     Mortgage loans are collateralized by first mortgages on single family and other residential property and are carried at the lower of cost or market value.

     Property and Equipment

     Assets are carried at cost. Capital additions, improvements and major renewals are capitalized. When such assets are retired or otherwise disposed of, the related carrying value and accumulated depreciation are cleared from their respective accounts, and the net difference, adjusted by any amounts received from disposition, is reflected in earnings. Maintenance and repairs are charged against earnings when incurred.

     Depreciation of property and equipment will be provided over the estimated useful lives of the respective assets, which range from seven to ten years using the straight-line method.

2.   Income Taxes

     The provision for income taxes or the (benefit) arising from the carryback of losses consist of the following:

                                                              1995
                                                              ----
       Current:

         Federal                                            $ 24,900
         State                                                  --
                                                            --------
              Total current             .                     24,900
                                                            --------

       Deferred:
         Federal                                              (8,000)
         State                                                  --
                                                            --------

              Total deferred                                  (8,000)
                                                            --------

                  Total                                     $ 16,900
                                                            ========


3.   Mortgage Loans Held For Sale and Warehouse Loans Payable - Bank

     Mortgage loans held for sale of $2,268,567 at December 31, 1995 were pledged as collateral for warehouse loans payable in the amount of $2,197,213.

     The Company has warehouse lines of credit agreements with its banks totaling $6,000,000 that bear interest at rates ranging from .75 to 1.0 per cent over the banks' prime rate. The agreements generally require repayment when the related mortgage loan is sold.

4.   Commitments

     The Company leases office space under a month to month arrangement. The monthly lease payment of $11,410 includes utilities and other common area costs.

                        AMERICAN NATIONAL MORTGAGE CORP.

                     SUPPLEMENTAL INFORMATION AS REQUIRED BY

                  CHAPTER 7 OF THE CONSOLIDATED AUDIT GUIDE FOR

                             AUDITS OF HUD PROGRAMS

                                DECEMBER 31, 1995

1. Servicing portfolio FYE                                          $         0

2. Add:

          Origination                                                14,734,679
          Purchased from loan correspondents                                  0
                                                                    -----------

               Subtotal                                              14,734,679
                                                                    -----------

3. Less:

          Servicing retained                                                  0

          Loan correspondents purchase retained                               0
                                                                    -----------

               Subtotal                                                       0
                                                                    -----------

4. Total                                                           $ 14,734,679
                                                                    ===========

5. Net worth required                                              $    250,000
                                                                    ===========

Stockholders equity (net worth)
  per balance sheet                                                $    551,904

Less unacceptable assets                                                      0
                                                                    -----------

Adjusted net worth requirement
  for HUD purposes                                                      551,904
                                                                    ===========

Adjusted net worth above amount required                           $    301,904
                                                                    ===========

                               AMENDMENT NUMBER 1

                         TO THE STOCK PURCHASE AGREEMENT

                              DATED DECEMBER 2,1997

     This Amendment to the Stock Purchase Agreement ("Agreement") made and dated as of December 2,1997, between IMN Financial Corp., Island Mortgage Network Inc., American National Mortgage Corp., and Kenneth Barash, is made as of this 23rd day of January, 1998.

     Paragraph 1.3 (ii) of the Agreement is amended to read as follows:

(ii) the sum of $100,000, in six (6) checks in the amount of $15,000, and one
(1) check for $ 10,000, payable in monthly installments starting February 15, 1998 and ending August 15, 1998.

     All the other terms and conditions of the Agreement made and dated as of December 2, 1997 shall remain in full force and effect and are hereby confirmed and ratified. All capitalized terms used herein have the same meaning as in the Agreement.

     In witness whereof; the parties have executed this Amendment Number 1 this 23rd day of January, 1998.

IMN FINANCIAL CORP.                            AMERICAN NATIONAL MORTGAGE CORP.

By:  /S/ Edward R.Capuano                         By: /S/ Kenneth Barash
   -----------------------------                  ------------------------------
   Edward R. Capuano, President                   Kenneth Barash, President

ISLAND MORTGAGE NETWORK INC.                  PRINCIPAL

By:  /S/ Edward R.Capuano                         By: /S/ Kenneth Barash
   -----------------------------                  ------------------------------
   Edward R. Capuano, President                   Kenneth Barash